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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 4, 1999

                            KEY ENERGY SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)

         Maryland                    1-8038                      04-2648081
(State or Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)              Identification No.)

Two Tower Center, 20th Floor, East Brunswick, New Jersey           08816
        (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (732) 247-4822

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


ITEM 5.   OTHER EVENTS.

          On May 4, 1999, Key Energy Services, Inc. (the "Registrant") entered into an underwriting agreement (the "Underwriting Agreement") with Friedman, Billings, Ramsey & Co., Inc. for itself and as representative for the other underwriter named in Schedule I thereto, in connection with the offering (the "Offering") of 55,000,000 shares of the Registrant's common stock, par value $0.01 per share (the "Common Stock"). An additional 6,300,000 shares of Common Stock are subject to an over-allotment option granted to the underwriters in the Underwriting Agreement.
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          The Offering is being made pursuant to the Company's Registration
Statement on Form S-3 (File No. 333-67665) (the "Registration Statement") under the Securities Act of 1933, as amended. The Registration Statement provides that the Registrant may from time to time offer debt securities, preferred stock, common stock and warrants with an aggregate public offering price of up to $500,000,000.

          On May 4, 1999, the Registrant entered into a letter agreement (the "Letter Agreement") with PNC Capital Markets, Inc. ("PNC Capital") and PNC Investment Corp. ("PNC Investment"). Pursuant to the Letter Agreement, the fee letter, dated April 15, 1999 (the "Fee Letter"), between the Registrant and PNC Capital, and the purchase commitment letter, dated April 15, 1999 (the "Purchase Commitment"), between the Registrant and PNC Investment, were both terminated. In lieu of the Fee Letter, the Registrant agreed to pay PNC Capital $1.5 million upon consummation of the Offering. In addition, the Letter Agreement provides that the Registrant shall also pay PNC Investment $50,000 as reimbursement for expenses in accordance with the terms of the Purchase Commitment.

          The descriptions of the Underwriting Agreement and the Letter Agreement do not purport to be complete and are qualified in their entirety by reference to such agreements, which are filed as exhibits to this Form 8-K and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits:

               1.1 Underwriting Agreement, dated May 4, 1999, among the Registrant, and Friedman, Billings, Ramsey & Co., Inc. for itself and as representative for the other underwriter named in Schedule I thereto.

               99.1 Letter Agreement, dated May 4, 1999, among the Registrant, PNC Capital Markets, Inc. and PNC Investment Corp.
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        KEY ENERGY GROUP, INC.


Date:    May 6, 1999                    By:  /s/ Francis D. John
                                             -----------------------------------
                                             Francis D. John
                                             Chairman, President and
                                              Chief Executive Officer
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                                  EXHIBIT INDEX


     EXHIBIT             DESCRIPTION

     1.1* Underwriting Agreement, dated May 4, 1999, among the Registrant, and Friedman, Billings, Ramsey & Co., Inc. for itself and as representative for the other underwriter named in Schedule I thereto.

     99.1* Letter Agreement, dated May 4, 1999, among the Registrant, PNC Capital Markets, Inc. and PNC Investment Corp.

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*    Filed herewith.